                                                                      EXHIBIT 21

                OWNERSHIP LIST OF EL PASO TENNESSEE PIPELINE CO.
                             AS OF DECEMBER 31, 2001

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

A.S. Esoil (Estonia)                                    E.O.S. Ltd.                                                      100
A.S. Parnu (Estonia)                                    A.S. Esoil                                                       100
A.S. Termiol (Estonia)                                  A.S. Parnu                                                       100
A/C Fuels Company                                       ADC Fuels, L.L.C.                                   (GP)          50
                                                        Unaffiliated Parties                                              50
ABCO Aruba A.V.V. (Aruba)                               El Paso CGP Aviation Company                                     100
Acajutla (Cayman Islands) Company (Cayman Islands)      El Paso Energy Acajutla Company                                  100
ACE Cogen. Co.                                          ACE Power Partners                                  (GP)          70
                                                        ACE Operating Partners                              (LP)          30
ACE Investment Partners                                 Aries Power Company, L.L.C.                         (GP)          39.742
                                                        Unaffiliated Parties                                              60.258
ACE Operating Partners                                  Aries Power Partners                                (GP)          57.5
ACE Power Partners                                      Aquarius Power Partners                             (GP)          84
                                                        Aquarius Power Company, L.L.C.                      (GP)           1
                                                        Unaffiliated Parties                                              15
ADC Fuels, L.L.C. (DE)                                  El Paso Golden Power, L.L.C.                                     100
Agua del Cajon (Cayman Islands) Company                 El Paso Neuquen Holding Company                                   50
(Cayman Islands)                                        Unaffiliated Parties                                              50
Aguaytia Energy del Peru S.R. Ltda. (Peru)              Aguaytia Energy L.L.C.                                            22.0454
                                                        Unaffiliated Parties                                              77.0546
Aguaytia Energy L.L.C. (DE)                             EPED Aguaytia Company                                             24.3
                                                        The Maple Gas Development Corporation                             16.96
                                                        Unaffiliated Parties                                              58.74
Ajax Corporation S.A. (Uruguay)                         Companias Asociadas Petrolerous S.A.                             100
Ajax Corporation S.A. Sucural Argentina (Argentina)     Ajax Corporation S.A.                                            100
Alliance Canada Marketing, L.P. (Alberta)               Alliance Canada Marketing, Ltd.                     (GP)           1
                                                        Coastal Canada Petroleum, Inc.                      (LP)          14.44
                                                        Unafiliated Parties                                               85.56
Alliance Canada Marketing, Ltd. (Alberta)               Coastal Canada Alliance Marketing, Inc.                           14.44
                                                        Unaffiliated Parties                                              85.56
Amazonas Business Energy (Cayman Islands)               Capex International Business Company                             100
Amethyst Power Holdings, L.L.C. (DE)                    Garnet Power Holdings, L.L.C.                                    100
Aquamarine Power Holdings, L.L.C. (DE)                  Diamond Power Holdings, L.L.C.                                   100
Aquarius Power Company, L.L.C. (DE)                     El Paso Golden Power, L.L.C.                                     100
Aquarius Power Partners                                 ACE Investment Partners                             (LP)          23
                                                        Aquarius Power Company, L.L.C.                      (GP)           1
                                                        El Paso Golden Power, L.L.C.                        (LP)          46
                                                        Unaffiliated Parties                                              30
Aries Power Company, L.L.C. (CA)                        El Paso Golden Power, L.L.C.                                     100
Aries Power Partners                                    ACE Investment Partners                             (LP)          33
                                                        Aries Power Company, L.L.C.                         (GP)           1
                                                        El Paso Golden Power, L.L.C.                        (LP)          66
Asia Pacific Power & Light Company Ltd. (Bermuda)       East Asia Global Management Ltd.                                  60
                                                        Unaffiliated Parties                                              40
Augusta Park Energy, L.L.C. (DE)                        El Paso Merchant Energy Company                                  100
Badger Creek Limited (TX)                               BCC Cogen, L.L.C.                                                  *
                                                        BCC Power, L.L.C.
                                                        Unaffiliated Parties
BAR-CO Processes Joint Venture (Joint Venture) (TX)     El Paso Merchant Energy-Petroleum Company                         50
                                                        Unaffiliated                                                      50
Bastrop Energy Partners, L.P. (DE)                      El Paso Bastrop GP Company                          (GP)           1
                                                        El Paso Energy Bastrop L.P., Inc.                                 49
                                                        Unaffiliated Parties                                (LP)          50

* Information on these entities is unavailable.

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

Bayonne Cogeneration Facility (QF NJ)                   Cogen Technologies Venture (NJ JV)                               100
BBPP Holdings Ltda. (Brazil)                            EPIC Gas International Servicos do Brasil Ltda.                   24.78
                                                        El Paso Energy International Company                               8.55
                                                        Unaffiliated Parties                                              66.67
BCC Cogen, L.L.C. (DE)                                  Juniper Generation, L.L.C.                                       100
BCC Power, L.L.C. (DE)                                  Juniper Generation, L.L.C.                                       100
Bear Claw Cogen, L.L.C. (DE)                            Juniper Generation, L.L.C.                                       100
Bear Creek Storage Company (LA Partnership)             Tennessee Storage Company                                         50
                                                        Southern Gas Storage Company                                      50
Bear Mountain Cogen, L.L.C. (DE)                        Juniper Generation, L.L.C.                                       100
Bear Mountain Limited (TX)                              Bear Mountain Cogen, L.L.C.                         (GP)           2
                                                        Bear Claw Cogen, L.L.C.                             (LP)          98
Belle Glade Energy Center, L.L.C. (DE)                  El Paso Merchant Energy North America Company                    100
Bergen Point Energy Company, L.L.C., L.L.C. (CA)        East Coast Power, L.L.C.                                         100
Berkshire Feedline Acquisition L.P. (MA L.P.)           El Paso Energy Pittsfield Corporation                             50
                                                        Unaffiliated Parties                                              50
Berkshire Power Company, LLC (MA LLC)                   El Paso Merchant Energy North America Company                     25
                                                        El Paso Berkshire Power I Company, L.L.C.                         31.4
                                                        Unaffiliated Parties                                              43.6
BIV Generation Company, L.L.C. (DE)                     Mesquite Investors, L.L.C.                                       100
BOCP Energy Partners, L.P. (TX)                         EnCap Investments L.L.C.                                           5
                                                        Unaffiliated Parties                                              95
Bonneville Las Vegas Corporation (UT)                   Bonneville Pacific Corporation                                   100
Bonneville McKenzie Energy Corporation (Canada)         Bonneville Pacific Corporation                                    50
                                                        Unaffiliated Parties                                              50
Bonneville Nevada Corporation (NV)                      Bonneville Pacific Corporation                                   100
Bonneville Pacific Corporation (DE)                     Mesquite Investors, L.L.C.                                       100
Bonneville Pacific Services Company,  Inc. (ID)         Bonneville Pacific Corporation                                   100
Border Gas, Inc. (DE)                                   Florida Gas Transmission Company                                   3.33
                                                        Southern Natural Gas Company                                       6.67
                                                        Tennessee Gas Pipeline Company                                    37.50
                                                        El Paso Natural Gas Company                                       15.00
                                                        Unaffiliated Parties                                              37.50
Boulder Valley Energy Center, L.L.C. (DE)               Mesquite Investors, L.L.C.                                       100
Brazil Power Barge Company (Cayman Islands)             EPED B Company                                                   100
Brea Canyon Cogen, L.L.C. (DE)                          Juniper Generation, L.L.C.                                       100
Broad Mountain Partners                                 Orion Power Company, L.L.C.                                       25
                                                        Unaffiliated Parties                                              75
Broward Energy Center, L.L.C. (DE)                      El Paso Merchant Energy North America Company                    100
Brush Generation Company, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                       100
Cambria Clean Coal, L.L.C. (DE)                         Mesquite Investors, L.L.C.                                       100
Cambria CoGen I, LLC (DE)                               Cambria Clean Coal, L.L.C.                                       100
Cambria CoGen III, L.P. (DE)                            Cambria Clean Coal, L.L.C.                                        99
                                                        Cambria CoGen I, LLC                                (GP)           1
Cambria Cogen V, L.P. (DE)                              Cambria Clean Coal, L.L.C.                          (LP)          82.5
                                                        Cambria CoGen I, LLC                                (GP)           1
                                                        Cambria CoGen I, LLC                                (LP)          16.5
Cambria CoGen, Co. G.P. (PA)                            Cambria CoGen III, L.P.                                           50 50/99
                                                        Cambria Cogen V, L.P.                                             48 49/99
                                                        Cambria CoGen I, LLC                                               1
Cambria Reclamation Corp. (DE)                          Cambria CoGen I, LLC                                             100
Camden Cogen, LP (DE)                                   Cogen Technologies Camden GP, LP                    (GP)          66.7
                                                        Unaffiliated Parties                                (LP)          33.3
Capex International Business Company                    Capex S.A.                                                       100
(Cayman Islands)

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

CAPEX S.A. (Argentina)                                  Companias Asociadas Petroleraoes S.A.                             55
                                                        Remaining is Publicly Traded                                      45
Capricorn Power Company, L.L.C.                         El Paso Golden Power, L.L.C.                                     100
Capricorn Power Partners                                Capricorn Power Company, L.L.C.                     (GP)           1
                                                        El Paso Golden Power, L.L.C.                        (LP)          99
CAYGER Finance Company (Cayman Islands)                 EPED B Company                                                   100
CC Cogen, L.L.C. (DE)                                   Juniper Generation, L.L.C.                                       100
CC Cogeneration, L.L.C. (DE)                            Juniper Generation, L.L.C.                                       100
CD Panther 1 Inc.                                       Panther Creek Holdings, Inc.                                     100
CD Panther Partners, L.P.                               CD Panther 1 Inc.                                   (GP)           1
                                                        Unaffiliated Parties                                              99
CE Generation, LLC (DE)                                 El Paso Merchant Energy North America Company                     50
                                                        Unaffiliated Parties                                              50
CEBU Private Power Corporation (Philippines)            East Asia Utilities Corporation                                  100
Cedar Brakes I, L.L.C. (DE)                             Mesquite Investors, L.L.C.                                       100
Cedar Brakes III, L.L.C. (DE)                           Mesquite Investors, L.L.C.                                        16.34
                                                        El Paso Merchant Energy North America Company                     83.66
Central Costanera, S.A. (Argentina)                     KLT Power Inc.                                                    12
                                                        Unaffiliated Parties                                              88
Central Generadora Electrica San Jose, Ltda.            San Jose Power Holding Company Ltd.                               92
(Guatemala)
                                                        Unaffiliated Parties                                               8
Central Termoelectrica Buenos Aires, S.A. (Argentina)   KLT Power (Bermuda) Ltd.                                           7.8
                                                        Central Costanera, S.A.                                           51.3
                                                        Unaffiliated Parties                                              40.9
Chalk Cliff Cogen, L.L.C. (DE)                          Juniper Generation, L.L.C.                                       100
Chalk Cliff Limited (TX)                                Chalk Cliff Cogen, L.L.C.                           (GP)          10
                                                        SJC/CNGE Chalk Cliff Investors, Ltd                 (LP)          90
Chaparral Investors, L.L.C. (DE))                       El Paso Chaparral Investor, L.L.C.                                19
                                                        El Paso Chaparral Holding II Company                               1
                                                        Limestone Electron Trust                                          80
Chelton Service Company, L.L.C. (New Jersey)            East Coast Power, L.L.C.                                         100
Citrine FC Company (Cayman Islands)                     Emerald Finance, L.L.C.                                          100
Cogen Poso Creek, L.L.C. (DE)                           Juniper Generation, L.L.C.                                       100
Cogen Technologies Camden GP, LP                        Jedi Camden GP, L.L.C.
                                                        Jedi Camden LP, L.L.C.
Cogen Technologies Linden Venture, LP (DE)              Cogen Technologies Linden, Ltd.                               Varies
                                                        Unaffiliated Parties
Cogen Technologies Linden, Ltd.                         Jedi Linden GP, L.L.C.
                                                        Jedi Linden LP, L.L.C.
Cogen Technologies Venture (NJ JV)                      Jedi Bayonne GP, L.L.C.                             (GP)          91.75
                                                        CPN Bayonne, L.L.C., Inc.                           (GP)           7.5
                                                        TEVCO/Mission Bayonne Partnership                   (GP)            .75
Colorado Power Partners (CO GP)                         Morgan Generation Company, L.L.C.                   (LP)          99
                                                        Brush Generation Company, L.L.C.                    (GP)           1
Compania Samalayuca II, S.A. de C.V. (Mexico)           EPIC Samalayuca B, L.L.C                                          20
                                                        Samalayuca Holding Partnership                                    80
Companias Asociadas Petroleraoes S.A. (Argentina)       EPEC Energy Argentina SA                                          45
                                                        Unaffiliated Parties                                              55
Cornerstone Gas Gathering Company (DE)                  El Paso Field Services Holding Company                           100
Corona Energy Partners, Ltd. (TX)                       WCAC Corona Energy, L.L.C.                          (GP)          30.127
                                                        WCAC Corona Energy, L.L.C.                          (LP)           9.873
                                                        Unaffiliated Parties                                              60

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

Coyote Gas Treating Limited Liability Company (CO)      El Paso Field Services, L.P.                                      50
                                                        Unaffiliated Parties                                              50
CPN Bayonne, L.L.C., Inc. (DE)                          East Coast Power, L.L.C.                                         100
Crockett Cogeneration (CA)                              ENI Crockett Limited Partnership                    (LP)      31.94964
                                                        Unaffiliated Parties                                          68.02769
Crossroads Power, L.L.C.                                El Paso Merchant Energy Company                                  100
Dampier to Bunbury Pipeline Employment Pty. Ltd.        EPIC Energy (WA) Investments Pty. Ltd.                           100
(Australia)
Dartmouth Power Associates Limited Partnership (MA)     Dartmouth Power Holding Company, L.L.C.                           99
                                                        Dartmouth Power Generation, L.L.C.                                 1
Dartmouth Power Generation, L.L.C. (DE)                 Dartmouth Power Holding Company, L.L.C.                          100
Dartmouth Power Holding Company, L.L.C. (DE)            Mesquite Investors, L.L.C.                                       100
DBNGP Finance Company L.L.C. (DE)                       EPED Holding Company                                              50
                                                        Unaffiliated Parties                                              50
Diamond Power Holdings, L.L.C. (DE)                     Diamond Power Ventures, L.L.C.                                   100
Diamond Power Ventures, L.L.C. (DE)                     Garnet Power Holdings, L.L.C.                                    100
Double "C" Limited (TX)                                 Double C-2 Cogen, L.L.C.                            (GP)          25
                                                        WCAC-CC Investment, L.P.                            (LP)          25
                                                        Unaffiliated Parties                                (LP)          50
Double C-2 Cogen, L.L.C. (DE)                           Juniper Generation, L.L.C.                                       100
Dubach Gas Company, L.L.C. (DE)                         El Paso Field Services, L.P.                                     100
Duracom Mobile Power Corporation (Philippines)          East Asia Diesel Power Corporation                                40
                                                        Unaffiliated Parties                                              60
Dynaf Bolivia S.A. (Bolivia)                            El Paso Sierra Chaco Holding AB                                   98
                                                        El Paso Sierra Chaco Sweden AB                                     1
                                                        El Paso Sierra Chaco Bolivia AB                                    1
Eagle Point Cogeneration Partnership                    Mesquite Investors, L.L.C.                          (GP)          16.34
(General Partnership) (NJ)                              ANR Venture Eagle Point Company                     (GP)            .17
                                                        ANRV-Eagle Point, L.P.                              (GP)          83.49
East Asia Diesel Power Corporation (Philippines)        East Asia Power Resource Corporation                              99.92
                                                        Unaffiliated Parties                                               0.08
East Asia Global Management Ltd.                        East Asia Power Resources Corporation                            100
(British Virgin Islands)
East Asia Power Resources Corporation (Philippines)     EPHE Philippines Energy Company, Inc.                             91.7
                                                        Remaining is publicly traded                                       8.3
East Asia Power Services Inc. (Philippines)             East Asia Power Resources Corporation                            100
East Asia Transmission and Distribution Corporation     East Asia Power Resources Corporation                            100
(Philippines)
East Asia Utilities Corporation (Philippines)           East Asia Power Resources Corporation                            100
East Coast Power, L.L.C. (DE)                           Mesquite Investors, L.L.C.                                        98.01
                                                        Bonneville Pacific Corporation                                      .99
                                                        Unaffiliated Parties                                               1
Eastern Insurance Company Limited (Bermuda)             Tennessee Gas Pipeline Company                                   100
Eastex Gas Storage and Exchange, Inc. (DE)              El Paso Merchant Energy-Gas Company                              100
ECK Generating s.r.o. (Czechoslovakia)                  Matra Powerplant Holding B.V.                                     89
                                                        Unaffiliated Parties                                              11
El Paso (Labuan) Pty. Limited (Australia)               EPIC Energy East Pipelines Pty. Limited                          100
El Paso (Mauritius) Holding Limited (Mauritius)         EPED B Company                                                   100
El Paso Amazonas Energia Ltda. (Brazil)                 EPIC Energy Amazon Company                                        99.99
                                                        Unaffiliated Parties                                               0.01
El Paso Asia (Labuan) Limited (Labuan)                  EPED B Company                                                   100
El Paso Berkshire Power I Company, L.L.C. (DE)          Mesquite Investors, L.L.C.                                       100
El Paso BM-CAL-5 Ltda. (Brazil)                         El Paso Cayman BM-CAL-5 Company                                   99.99
                                                        El Paso Petroleo do Brasil Ltda.                                    .01
El Paso BM-CAL-6 Ltda. (Brazil)                         El Paso Cayman BM-CAL-6 Company                                   99.99
                                                        El Paso Petroleo do Brasil Ltda.                                    .01

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

El Paso BM-ES-5 Ltda. (Brazil)                          El Paso Cayman BM-ES-5 Company                                    99.99
                                                        El Paso Petroleo do Brasil Ltda.                                    .01
El Paso BM-ES-6 Ltda. (Brazil)                          El Paso Cayman BM-ES-6 Company                                    99.99
                                                        El Paso Petroleo do Brasil Ltda.                                    .01
El Paso BM-S-13 Ltda. (Brazil)                          El Paso Cayman BM-S-13 Company                                    99.99
                                                        El Paso Petroleo do Brasil Ltda.                                    .01
El Paso Capital Investments, L.L.C. (DE)                El Paso Merchant Energy North America Company                    100
El Paso Cayger III Company (Cayman Islands)             EPED B Company                                                   100
El Paso Cayger IV Company (Cayman Islands)              El Paso Energy Cayger II Company                                 100
El Paso Cayman DBNGP, Ltd. (Cayman Islands)             DBNGP Finance Company L.L.C.                                     100
El Paso Cayman Power Company (Cayman)                   El Paso Pakistan Power (Private) Limited                         100
El Paso Cayman TNG Company (Cayman Islands)             EPED B Company                                                   100
El Paso Chaparral Holding Company (DE)                  El Paso Tennessee Pipeline Co.                                   100
El Paso Chaparral Holding II Company (DE)               El Paso Chaparral Holding Company                                100
El Paso Chaparral Investor, L.L.C. (DE)                 El Paso Chaparral Holding Company                                100
El Paso Chaparral Management, L.P. (DE)                 El Paso Chaparral Partner, L.L.C.                                  1
                                                        EPCHC Company                                                     99
El Paso Chaparral Partner, L.L.C. (DE)                  El Paso Chaparral Holding Company                                100
El Paso Corral, L.L.C. (DE)                             EPEC Realty, Inc.                                                100
El Paso DBNGP Limited (Labuan)                          El Paso Cayman DBNGP, Ltd.                                       100
El Paso Dubach Liquids Pipeline Company (DE)            El Paso Field Services Holding Company                           100
El Paso ECK Holding Company (DE)                        EPED Holding Company                                             100
El Paso El Sauz B.V. (Netherlands)                      EPEC Nederland Holding B.V.                                      100
El Paso Electron Overfund Trust (DE)                    Chaparral Investors, L.L.C.                                      100
El Paso Emergency Rio, L.L.C. (DE)                      EPED B Company                                                   100
El Paso Empreedimentos e Participacoes Ltda. (Brazil)   El Paso Energy Araucaria Company                                  99.98
                                                        Unaffiliated Parties                                               0.02
El Paso Energia Cayman I Limited (Cayman Islands)       EPED B Company                                                   100
El Paso Energia Cayman II Limited (Cayman Islands)      EPED B Company                                                   100
El Paso Energia Cayman III Limited (Cayman Islands)     EPED B Company                                                   100
El Paso Energia Cayman IV Limited (Cayman Islands)      EPED B Company                                                   100
El Paso Energia Cayman V Limited (Cayman Islands)       EPED B Company                                                   100
El Paso Energia Mexico, S.A. de C.V. (Mexico)           El Paso Energy International Company                                .002
                                                        El Paso Latin America Inc                                         99.998
El Paso Energy Acajutla Company (Cayman Islands)        EPED B Company                                                   100
El Paso Energy Amazon Company (Cayman Islands)          Amethyst Power Holdings, L.L.C.                                  100
El Paso Energy Araucaria Company (Cayman Islands)       Aquamarine Power Holdings, L.L.C.                                100
El Paso Energy Argentina Limitada S.A. (Argentina)      Triunion Energy Company                                           99.99
                                                        Unaffiliated Parties                                               0.01
El Paso Energy Argentina Service Company (DE)           EPED Holding Company                                             100
El Paso Energy Asia Corporation (DE)                    El Paso Energy International Company                             100
El Paso Energy Brazil Corporation (Cayman Islands)      EPED B Company                                                   100
El Paso Energy CAYGER I Company                         EPED B Company                                                   100
(Cayman Islands)
El Paso Energy CAYGER II Company                        Aquamarine Power Holdings, L.L.C.                                100
(Cayman Islands)
El Paso Energy East Asia Company (Cayman Islands)       EPED B Company                                                   100
El Paso Energy Europe Limited (UK)                      El Paso Energy Operating Services Company                        100
(fka El Paso Europe Operations Limited)
El Paso Energy Gasoducto Company (Cayman Islands)       EPED B Company                                                   100
El Paso Energy Gasoductos S. de R.L. de C.V. (Mexico)   El Paso Nederland Energie B.V.                                    99.99
                                                        EPEC Nederland Holding B.V.                                         .01

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

El Paso Energy Global Holdings Company                  EPED Holding Company                                             100
(Cayman Islands)
El Paso Energy Guatamala Company (Cayman Islands)       EPED B Company                                                   100
El Paso Energy Hydro Holding B.V. (Netherlands)         EPEC Nederland Holding B.V.                                      100
El Paso Energy India (Private) Ltd. (India)             El Paso International Power Operations Company                   100
El Paso Energy International Company (DE)               El Paso Tennessee Pipeline Co.                                   100
El Paso Energy International do Brasil Ltda. (Brazil)   El Paso Energy Brazil Corporation                                 99.99
                                                        Unaffiliated Parties                                               0.01
El Paso Energy Intrastate, L.P. (DE)                    El Paso Field Services Holding Company             (LP)           99
                                                        El Paso Field Services Management, Inc.            (GP)            1
El Paso Energy Marketing de Mexico, S de RL de CV       El Paso Merchant Energy Company                                   96.667
(Mexico)                                                El Paso Nederland Energie B.V.                                     3.333
El Paso Energy Middle East Company                      EPED B Company                                                   100
(Cayman Islands)
El Paso Energy Operating Services Company               EPED B Company                                                   100
(Cayman Islands)
El Paso Energy Panama Holding S.A. (Panama)             El Paso Energy Middle East Company                               100
El Paso Energy Pittsfield Corporation (DE)              El Paso Energy International Company                             100
El Paso Energy Portland Corporation (DE)                Tennessee Gas Pipeline Company                                   100
El Paso Energy Portugal (Cayman Islands) Company        EPED Holding Company                                             100
(Cayman Islands)
El Paso Energy Portugal L.L.C. (DE)                     El Paso Portugal (Cayman Islands) Company                        100
El Paso Energy Servicios S. de R.L. de C.V. (Mexico)    El Paso Energy International Company                               1
                                                        EPED Holding Company                                              99
El Paso Energy Singapore Pte. Ltd. (Singapore)          EPED B Company                                                   100
El Paso Energy Warwink I Company, L.L.C. (DE)           El Paso Field Services, L.P.                                     100
El Paso Energy Warwink II Company, L.L.C. (DE)          El Paso Field Services, L.P.                                     100
El Paso Energy West Coast Acquisition Corp. (DE)        El Paso Merchant Energy North America Company                    100
El Paso Energy West Coast Holding Company (DE)          El Paso Power Operations Company                                 100
El Paso Europe Limited (Scotland)                       El Paso Merchant Energy International Company                    100
El Paso European Energie B.V. (Netherlands)             EPEC Nederland Holding B.V.                                      100
El Paso Field Services Holding Company (DE)             El Paso Tennessee Pipeline Co.                                   100
El Paso Field Services International Company (Cayman    El Paso Tennessee Pipeline Co.                                   100
Islands)
El Paso Field Services Management, Inc. (DE)            El Paso Field Services Holding Company                           100
El Paso Field Services, L.P. (DE)                       El Paso Field Services Management, Inc.            (GP)            1
                                                        El Paso Field Services Holding Company             (LP)           99
El Paso Fife I Company (Cayman Islands)                 EPED B Company                                                   100
El Paso Gas Marketing Company (DE)                      El Paso Merchant Energy-Gas Company                              100
El Paso Gas Transmission Company (DE)                   El Paso Field Services Holding Company                           100
El Paso Gas Transmission de Mexico, S. de R.L. de C.V.  El Paso Nederland Energie B.V.                                    99.99
(Mexico)                                                EPEC Nederland Holding B.V.                                         .01
El Paso Global Gas (Cayman) Company                     El Paso Merchant Energy International Company                    100
El Paso Global Gas Group, L.L.C. (DE)                   El Paso Merchant Energy North America Company                    100
El Paso Global LNG Company (DE)                         El Paso Tennessee Pipeline Co.                                   100
El Paso Global LNG Company, Ltd. (Bahamas)              El Paso LNG Holding II Company                                   100
El Paso Golden Power, L.L.C. (CA)                       Golden Power Acquisition, L.L.C.                                 100
El Paso Guna Power (Mautitius) Limited (Mauritius)      KLT Power                                                        100
El Paso Haripur Holding ApS (Denmark)                   EPED A Company                                                   100
El Paso Haripur Holding B.V. (Netherlands)              EPED A Company                                                   100
El Paso Hub Services Company (DE)                       El Paso Transmission, L.L.C.                                     100
El Paso Hydrocarbons, L.P. (DE)                         El Paso Field Services Management, Inc.            (GP)            1
                                                        El Paso Transmission, L.L.C.                       (LP)           99
El Paso Indonesia B.V. (Netherlands)                    EPEC Nederland Holding B.V.                                      100

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

El Paso Industrial Energy, L.P. (DE)                    El Paso Merchant Energy Company                    (GP)            1
                                                        El Paso SPM Company                                (LP)           99
El Paso International Power Operations Company          El Paso Energy Global Holdings Company                           100
(Cayman Islands)
El Paso Japan Company (DE)                              EPED Holding Company                                             100
El Paso Japan Holding B.V.                              EPEC Nederland Holding B.V.                                      100
El Paso Javelina Company (DE)                           El Paso Javelina, L.L.C.                                          99
                                                        El Paso Javelina G.P., L.L.C.                                      1
El Paso Kabirwala Power Ltd. (Cayman Islands)           El Paso Pakistan Power (Private) Limited                         100
El Paso Kladno B.V. (Netherlands)                       EPED Holding Company                                             100
El Paso Korea Holdings Limited (South Korea)            El Paso Asia (Labuan) Limited                                     99.67
                                                        EPED B Company                                                      .33
El Paso Latin America Inc. (DE)                         El Paso Energy International Company                             100
El Paso LNG Altamira B.V. (Netherlands)                 El Paso LNG Holding B.V.                                         100
El Paso LNG Altamira II B.V.                            El Paso LNG Holding B.V.                                         100
El Paso LNG Baja B.V. (Netherlands)                     El Paso LNG Holding B.V.                                         100
El Paso LNG Baja II B.V.                                El Paso LNG Holding B.V.                                         100
El Paso LNG Holding B.V. (Netherlands)                  El Paso LNG Luxembourg S.a.r.l.                                  100
El Paso LNG Holding Company (Cayman Islands)            El Paso Global LNG Company                                       100
El Paso LNG Holding II  Company (Cayman Islands)        El Paso LNG Holding Company (Cayman Islands)                     100
El Paso LNG Luxembourg S.a.r.l. (Luxembourg)            El Paso LNG Holding Company                                      100
El Paso LNG Ship D-Four, L.L.C. (DE)                    El Paso Shipping Holding Company                                 100
El Paso LNG Ship D-One, L.L.C. (DE)                     El Paso Shipping Holding Company                                 100
El Paso LNG Ship D-Three, L.L.C. (DE)                   El Paso Shipping Holding Company                                 100
El Paso LNG Ship D-Two, L.L.C. (DE)                     El Paso Shipping Holding Company                                 100
El Paso Macae Cayman Company (Cayman Islands)           EPED B Company                                                   100
El Paso Macae, L.L.C. (DE)                              El Paso Macae Cayman Company                                     100
El Paso Marchwood Company (Cayman Islands)              EPED B Company                                                   100
El Paso Mato Grosso do Sul Ltda (Brazil)                EPIC Mato Grosso do Sul Company                                   99.99
                                                        Unaffiliated Parties                                               0.01
El Paso Mauritius Holding Limited (Mauritius)           EPED B Company                                                   100
El Paso Mauritius Power Limited (Mauritius)             El Paso Energy International Company                             100
El Paso Meizhou Wan Holding Company                     EPED B Company                                                   100
(Cayman Islands)
El Paso Merchant Energy America do Sul Ltda. (Brazil)   El Paso Merchant Energy Americas do Sul (Cayman)
                                                        Company                                                           99.95
                                                        Unaffiliated Parties
                                                                                                                            .05
El Paso Merchant Energy Americas do Sul (Cayman)        El Paso Merchant Energy International Company                    100
Company (Cayman Islands)
El Paso Merchant Energy Canada Inc. (Canada)            El Paso Merchant Energy, L.P.                                    100
El Paso Merchant Energy Company (DE)                    El Paso Merchant Energy North America Company                    100
El Paso Merchant Energy Europe Holdings I Company       El Paso Merchant Energy International Company                    100
(Cayman Islands)
El Paso Merchant Energy Europe Holdings II Company      El Paso Merchant Energy International Company                    100
(Cayman Islands)
El Paso Merchant Energy Europe Holdings III Company     El Paso Energy International Company                             100
(Cayman Islands)
El Paso Merchant Energy Europe Limited (UK)             El Paso Merchant Energy Europe Holdings I Company                100
El Paso Merchant Energy Europe Trading Limited (UK)     El Paso Merchant Energy Europe Holdings II Company               100
El Paso Merchant Energy International Company (Cayman   El Paso Energy Global Holdings Company                           100
Islands)
El Paso Merchant Energy North America Company (DE)      El Paso Tennessee Pipeline Co.                                   100
El Paso Merchant Energy Petroleum Limited (Scotland)    El Paso Merchant Energy Europe Holdings III Company              100
El Paso Merchant Energy Spain, S.L. (Spain)             El Paso Merchant Energy Europe Ltd.                              100

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

El Paso Merchant Energy, L.P. (DE LP)                   El Paso SPM Company                                 (LP)          23.08
                                                        El Paso Merchant Energy Company                     (GP)           1.28
                                                        El Paso Merchant Energy-Gas Company                 (LP)          75.64
El Paso Merchant Energy-Gas Company (DE)                EPEC Corporation                                                 100
El Paso Meriden Power I Company (DE)                    El Paso Merchant Energy North America Company                    100
El Paso Meriden Power II Company (DE)                   El Paso Merchant Energy North America Company                    100
El Paso Mexico Gasoductos B.V. (Netherlands)            EPEC Nederland Holding B.V.                                      100
El Paso Mexico I B.V. (Netherlands)                     EPEC Nederland Holding B.V.                                      100
El Paso Mexico Management B.V. (Netherlands)            EPEC Nederland Holding B.V.                                      100
El Paso Milford Power I Company, L.L.C. (DE)            Mesquite Investors, L.L.C.                                       100
El Paso Mojave Pipeline Co. (DE)                        Sabine River Investors V, L.L.C.                                 100
El Paso Municipal Energy, L.L.C. (DE)                   El Paso SPM Company                                              100
El Paso Nederland Energie B.V. (Netherlands)            EPEC Nederland Holding B.V.                                      100
El Paso Networks, L.L.C. (DE)                           Quanta Investors, L.L.C.                                         100
El Paso Neuquen Holding Company (Cayman Islands)        El Paso Energy Argentina Service Company                         100
El Paso New Chaco, L.L.C. (DE)                          El Paso Field Services, L.P.                                     100
El Paso NGL Marketing Company, L.P. (DE)                El Paso Field Services Management, Inc.             (GP)           1
                                                        El Paso Transmission, L.L.C.                        (LP)          99
El Paso NMI Holding, L.L.C. (DE)                        Tennessee Gas Pipeline Company                                   100
El Paso O&M do Brasil Ltda. (Brazil)                    El Paso International Power Operations Company                    99
                                                        Unaffiliated Parties                                               1
El Paso Offshore Gathering & Transmission, L.L.C. (DE)  El Paso Field Services Holding Company                           100
El Paso Offshore Supply Company (Cayman Islands)        EPED B Company                                                   100
El Paso Pakistan Power (Private) Limited  (Pakistan)    El Paso Mauritius Power Limited                                   99.8
                                                        Directors                                                          0.2
El Paso Panama Management S. de R.L. (Panama)           El Paso International Power Operations Company                    99
                                                        Coastal Power Panama Investor S.A.                                 1
El Paso Panther Creek Fuel Company, L.L.C. (DE)         El Paso Golden Power, L.L.C.                                     100
El Paso Parana Cayman Company (Cayman Islands)          EPED B Company                                                   100
El Paso Philippines Energy Company, Inc. (Philippines)  EPEC Nederland Holding B.V.                                      100
El Paso Power Operations Company (DE)                   El Paso Merchant Energy North America Company                    100
El Paso PPC Holding B.V. (Netherlands)                  EPEC Nederland Holding B.V.                                      100
El Paso Reata Energy, L.P. (DE)                         El Paso Merchant Energy Company                    (GP)            1
                                                        El Paso Merchant Energy North America Company      (LP)           99
El Paso Rio Bonito Ltda. (Brazil)                       El Paso Mato Grosso do sul Ltda.                                  99.95
                                                        Unaffiliated Parties                                                .05
El Paso Rio Bravo B.V. (Netherlands)                    EPEC Nederland Holding B.V.                                      100
El Paso Rio Claro Ltda. (Brazil)                        El Paso Energy CAYGER II Company                                  99.99
                                                        El Paso CAYGER IV Company                                          0.01
El Paso Rio Grande Ltda. (Brazil)                       El Paso Energy CAYGER I Company                                   99.95
                                                        Unaffiliated Parties                                               0.05
El Paso Rio Negro Energia Ltda. (Brazil)                El Paso Energy Rio Negro Company                                  99.9
                                                        Unaffiliated Parties                                               0.1
El Paso River City Energy, L.P. (DE)                    El Paso Merchant Energy Company                    (GP)            1
                                                        El Paso Merchant Energy North America Company      (LP)           99
El Paso Rondonia Power Company (Cayman Islands)         Aquamarine Power Holdings, L.L.C.                                100
El Paso Rosarito Company, L.L.C. (DE)                   EPED Holding Company                                             100
El Paso Samalayuca Holding (Cayman Islands) Company     EPED SAM Holdings Company                                        100
(Cayman Islands)
El Paso Services Holding Company (DE)                   El Paso Tennessee Pipeline Co.                                   100
El Paso Shipping Holding Company (DE)                   El Paso Global LNG Company                                       100
El Paso Sierra Chaco Bolivia AB (Sweden)                El Paso Sierra Chaco Holding AB                                  100
El Paso Sierra Chaco Holding AB (Sweden)                EPED Holding Company                                             100
El Paso Sierra Chaco I Company (Cayman Islands)         EPED B Company                                                   100

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

El Paso Sierra Chaco Sweden AB (Sweden)                 El Paso Sierra Chaco Holding AB                                  100
El Paso SPM Company (DE)                                El Paso Merchant Energy North America Company                    100
El Paso Transmission, L.L.C. (DE)                       El Paso Gas Transmission Company                                 100
EMA Power Kft. (Hungary)                                EPIC Energy Hungary B.V.                                          50
                                                        Unaffiliated Parties                                              50
Emerald Finance, L.L.C. (DE)                            EPED Holding Company                                             100
EML Power, L.L.C. (DE)                                  EP Power, L.L.C.                                                  50
                                                        EO Power, L.L.C.                                                  50
Empire Energy Supply, L.L.C.                            East Coast Power, L.L.C.                                         100
Empresa Energetica Sierra Chaco S.A. (Bolivia)          El Paso Sierra Chaco Sweden                                        1
                                                        El Paso Sierra Chaco Holding AB                                   98
                                                        El Paso Sierra Chaco Bolivia AB                                    1
EnCap 1989-1 Limited Partnership (TX LP)                EnCap Investments L.L.C.                                         100
EnCap Energy Acquisition III-B, Inc. (TX)               EnCap Energy Capital Fund III-B, L.P.                            100
EnCap Energy Advisors, L.L.C. (DE)                      EnCap Investments L.L.C.                                         100
EnCap Energy Capital Fund III, L.P. (TX LP)             EnCap Investments L.L.C.                                         100
EnCap Energy Capital Fund III-B, L.P. (TX LP)           EnCap Investments L.L.C.                                         100
EnCap Energy L.L.C. (TX LP)                             EnCap Investments L.L.C.                                         100
EnCap Equity 1994 Limited Partnership (TX LP)           EnCap Investments L.L.C.                                         100
EnCap Equity 1996 Limited Partnership (TX LP)           EnCap Investments L.L.C.                                         100
EnCap Holdings (Cayman Islands) Company                 El Paso Merchant Energy International Company                    100
(Cayman Islands)
EnCap Holdings (Denmark) ApS.                           Encap Holdings (Cayman Islands) Company                          100
EnCap Investments L.L.C. (DE)                           El Paso Merchant Energy North America Company                    100
EnCap Ventures 1993 Limited Partnership (TX LP)         EnCap Ventures, L.L.C.                                           100
EnCap Ventures L.L.C. (TX LLC)                          EnCap Investments L.L.C.                                         100
EnCap-T L.L.C. (TX LLC)                                 EnCap Investments L.L.C.                                         100
Energeticke Centrum Kladno s.r.o. (Czechoslovakia)      El Paso ECK Holding Company                                       18.55
                                                        Unaffiliated Parties                                              81.45
Energia de Acajutla Ltda. de C.V. (El Salvador)         Acajutla (Cayman) Company                                         99.99
                                                        El Paso Energy Acajutla Company                                     .01
Energy Equity EPIC (Sengkang) Pty. Limited (Australia)  EPIC Sulawesi Gas Pty. Limited                                    50
                                                        Unaffiliated Parties                                              50
Energy Trading Platform Holding Company, Inc.           El Paso Merchant Energy North America                             16.667
Enerplus Global Energy Management Company               EnCap Holdings (Denmark) ApS                                     100
(Nova Scotia)
ENI Crockett Limited Partnership (OR)                   WCAC Crockett, L.L.C.                               (LP)          25.2668
                                                        Unaffiliated Parties                                (GP)          74.7332
EO Power, L.L.C. (DE)                                   Orange Cogeneration Limited Partnership                          100
EP Global Finance, L.L.C. (DE)                          El Paso Merchant Energy North America Company                    100
EP Power Finance Turbine, L.L.C. (DE)                   El Paso Merchant Energy Company                                  100
EP Power Finance, L.L.C. (DE)                           El Paso Merchant Energy North America Company                    100
EP Power, L.L.C. (DE)                                   Polk Power Partners, L.P.                                        100
EPCHC Company (DE)                                      El Paso Chaparral Holding Company                                100
EPEC Argentina Corporation (DE)                         El Paso Energy International Company                             100
EPEC Baja California Corporation (DE)                   El Paso Energy International Company                             100
EPEC Canada Ltd. (Canada)                               El Paso Energy International Company                             100
EPEC Cayman Islands Company (Cayman Islands)            EPEC Energy Argentina S.A.                                       100
EPEC China Inc. (DE)                                    El Paso Energy International Company                             100
EPEC Communications Corporation (DE)                    Tennessee Gas Pipeline Company                                   100
EPEC Corporation (DE)                                   El Paso Services Holding Company                                 100
EPEC Deepwater Gathering Company (DE)                   El Paso Field Services Holding Company                           100
EPEC Energy Argentina S.A. (Argentina)                  El Paso Energy International Company                              99.9999
                                                        Unaffiliated Parties                                               0.0001

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

EPEC Ethanol Company (DE)                               El Paso Energy International Company                             100
EPEC Ethanol Services Company (DE)                      El Paso Energy International Company                             100
EPEC Europe Company (DE)                                El Paso Energy International Company                             100
EPEC Gas Brazil Corporation (DE)                        El Paso Energy International Company                             100
EPEC Gas Canada Ltd. (Ontario)                          El Paso Energy International Company                             100
EPEC Gas Chile Corporation (DE)                         El Paso Energy International Company                             100
EPEC Gas Properties Inc. (DE)                           El Paso Corporation                                              100
EPEC Gas Services (Chile) Corporation (DE)              El Paso Energy International Company                             100
EPEC Gas Services, Inc. (DE)                            Tennessee Gas Pipeline Company                                   100
EPEC Gas Transportes S.A. (Chile)                       EPEC Gas Services (Chile) Corporation                            100
EPEC Hungary Inc. (DE)                                  El Paso Energy International Company                             100
EPEC Independent Power I Company (DE)                   El Paso Energy International Company                             100
EPEC Independent Power II Company (DE)                  El Paso Energy International Company                             100
EPEC International (East Asia/Pacific) Inc. (DE)        El Paso Energy International Company                             100
EPEC MLP Inc. (DE)                                      El Paso Energy International Company                             100
EPEC Nederland B.V. (Netherlands)                       El Paso Corporation                                              100
EPEC Nederland Holding B.V. (Netherlands)               EPED Holding Company                                             100
EPEC Polymers, Inc (DE)                                 El Paso Corporation                                              100
EPEC Realty, Inc (DE)                                   Tennessee Gas Pipeline Company                                   100
EPEC SNG Inc. (DE)                                      El Paso Corporation                                              100
EPEC Ventures Bolivia Corporation (DE)                  El Paso Energy International Company                             100
EPEC Ventures Poland Corporation  (DE)                  El Paso Energy International Company                             100
EPEC West, Inc. (DE)                                    Tennessee Gas Pipeline Company                                   100
EPEC Western Market Center Corporation (DE)             Tennessee Gas Pipeline Company                                   100
EPEC Western Market Center Service Corporation (DE)     Tennessee Gas Pipeline Company                                   100
EPED A Company (Cayman Islands)                         EPED Holding Company                                             100
EPED Aguaytia Company (Cayman Islands)                  EPED A Company                                                    99
                                                        EPED B Company                                                     1
EPED B Company (Cayman Islands)                         EPED Holding Company                                             100
EPED Central Chile Corporation (DE)                     EPED Holding Company                                             100
EPED Holding Company (DE)                               El Paso Energy International Company                             100
EPED SAM Holdings Company (DE)                          EPED Holding Company                                             100
EPGT Texas Pipeline, L.P. (DE)                          El Paso Field Services Management, Inc.            (GP)            1
                                                        El Paso Transmission, L.L.C.                       (LP)           98.56
                                                        El Paso Field Services Holding Company             (LP)             .44
EPGT Texas VGM, L.P. (DE)                               El Paso Merchant Energy Company                    (GP)            1
                                                        El Paso SPM Company                                (LP)           99
EPHE Philippines Energy Company, Inc. (Philippines)     El Paso Philippines Energy Company, Inc.                          50
                                                        Unaffiliated Parties                                              50
EPIC Aguaytia Maple Company (Cayman Islands)            EPED A Company                                                   100
EPIC Development (TPA) Pty. Ltd. (Australia)            EPED Holding Company                                              33.4
                                                        Unaffiliated Parties                                              66.6
EPIC Energy (Australia) Nominees Pty. Ltd. (Australia)  El Paso DBNGP Limited                                             33.33
                                                        Unaffiliated Parties                                              66.67
EPIC Energy (DBNGP Finance) Pty. Ltd. (Australia)       EPIC Energy (Australia) Nominees Pty. Ltd.                       100
EPIC Energy (East) One Pty. Limited  (Australia)        EPIC Energy Pty. Limited                                         100
EPIC Energy (Pilbara Pipeline) Pty. Ltd. (Australia)    EPIC Energy (WA) Investments Pty. Ltd.                           100
EPIC Energy (Victoria) Investments Pty. Ltd.            EPIC Energy (WA) Investments Pty. Ltd.                           100
(Australia)
EPIC Energy (Victoria) Nominees Pty. Ltd. (Australia)   EPIC Energy (Australia) Nominees Pty. Ltd.                       100
EPIC Energy (Victoria) Pipeline Trust (Australia)       EPIC Energy (Australia) Nominees Pty. Ltd.                       100
EPIC Energy (Victoria) Transmission Pty. Ltd.           EPIC Energy (WA) Investments Pty. Ltd.                           100
(Australia)
EPIC Energy (WA) Investments Pty. Ltd. (Australia)      El Paso DBNGP Limited                                            100
EPIC Energy (WA) Nominees Pty. Ltd. (Australia)         EPIC Energy (Australia) Nominees Pty. Ltd.                       100

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

EPIC Energy (WA) Transmission Pty. Ltd. (Australia)     EPIC Energy (WA) Investments Pty. Ltd.                           100
EPIC Energy Amazon Company (Cayman Islands)             Amethyst Power Holding, L.L.C.                                   100
EPIC Energy Australia Pty. Limited (Australia)          EPIC Energy Pty Ltd.                                              99.95
                                                        EPIC Energy Corporate Shared Services                              0.05
EPIC Energy Corporate Shared Services Pty. Limited      EPIC Energy Pty. Limited                                         100
(Australia)
EPIC Energy East Pipelines Pty. Limited (Australia)     EPED Holding Company                                              33.4
EPIC Energy Hungary B.V. (Netherlands)                  El Paso Energy International Company                             100
EPIC Energy Northern Territory Pty. Limited (Australia) EPIC Energy Pty. Limited                                         100
EPIC Energy Pty. Limited (Australia)                    El Paso (Labuan) Pty. Limited                                     30
                                                        Unaffiliated Parties                                              70
EPIC Energy Queensland Pty. Limited (Australia)         EPIC Energy Australia Pty. Limited                               100
EPIC Energy South Australia Pty. Limited (Australia)    EPIC Energy Queensland Pty. Limited                                0.02
                                                        EPIC Energy Australia Pty. Limited                                99.98
EPIC Energy WA Pipeline Trust (Australia)               El Paso DBNGP Limited                                            100
EPIC Energy Western Australia Pty. Limited (Australia)  EPIC Energy (Australia) Nominees Pty. Ltd.                       100
EPIC Gas International Servicos do Brasil Ltda.         EPEC Gas Brazil Corporation                                       99.99
(Brazil)                                                El Paso Services Holding Company                                   0.01
EPIC Gas Transportes S.A. (Chile)                       EPEC Gas Services (Chile) Corporation                             99.9
                                                        Unaffiliated Parties                                               0.1
EPIC Mato Grosso do Sul Company (Cayman Islands)        EPED B Company                                                   100
EPIC Samalayuca A, L.L.C. (DE)                          El Paso Samalayuca Holding Company                               100
EPIC Samalayuca B, L.L.C. (DE)                          EPIC Samalayuca A, L.L.C.                                         15
                                                        El Paso Samalayuca Holding Company                                85
EPIC Sulawesi Gas Pty. Limited (Australia)              Ventures Holdings Pty. Limited                                   100
EPIC Yucatan Pipeline Company (Cayman Islands)          EPED A Company                                                   100
EPNG Mojave, Inc. (DE)                                  Sabine River Investors V, L.L.C.                                 100
Fauji Kabirwala Power Company Limited (Pakistan)        El Paso Kabirwala Power Ltd.                                      42.14
                                                        Unaffiliated Parties                                              57.83
Fife Power (Scotland)                                   El Paso Fife I Company                                            50
                                                        Unaffiliated Parties                                              50
First Electric Utilities Services Corporation           East Asia Transmission and Distribution Corporation              100
(Philippines)
Fujian Electric (Hong Kong) LDC (Cayman Islands)        Meizhou Wan Generating Company, LTD.                             100
Fujian Pacific Electric Company LTD. (PRC WFOE)         Fujian Electric (Hong Kong) LDC                                  100
(Republic of China)
Galtee Limited (Cayman Islands)                         El Paso Energy International Company                             100
Garnet Power Holdings, L.L.C. (DE)                      EPED B Company                                                   100
Garvin County Pipeline (TX J.V.)                        El  Paso Field Services, L.P.                                     33.33
                                                        Unaffiliated Parties                                              66.2/3
Gas de Chile S.A. (Chile)                               EPEC Gas Chile Corporation                                        50
                                                        Unaffiliated Parties                                              50
Gas TransBoliviano S.A. (Bolivia)                       EPED B Company                                                     2
                                                        Unaffiliated Parties                                              98
Gasoducto del Pacifico (Argentina) S.A. (Argentina)     El Paso Energy Argentina Limitada                                 12.5
                                                        Gasoducto del Pacifico (Cayman Islands) Ltd.                      87.5
Gasoducto del Pacifico (Cayman Islands) Ltd.            Triunion Energy Pacifico Company                                  21.8
(Cayman Islands)                                        Unaffiliated Parties                                              78.2
Gasoducto del Pacifico (Chile) S.A. (Chile)             Gasoducto del Pacifico (Cayman Islands) Ltd.                      87.5
                                                        Triunion Energy Inversiones Pacifico Limitada                     12.5
Gasoducto Transadino S.A. (Argentina)                   El Paso Latin America Inc.                                       100

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

Gasoducto Transadino S.A. de Argentina (Argentina)      El Paso Latin America Inc.                                          .01
                                                        Gasoducto Transandino S.A.                                        99.99
Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico)    El Paso Energy International Company                              50
                                                        Unaffiliated Parties                                              50
Gasoductos de Tamaulipas, S. de R.L. de C.V.            Gasoductos de Chihuahua S de RL de CV                             99.99
                                                        Gasoductos Servicios S de RL de CV                                  .01
Gasoductos Servicios, S. de R.L. de C.V.                Gasoductos de Chihuahua S de RL de CV                             99.99
                                                        Gasoductos de Tamaulipas S de RL de CV                              .01
Gateway Power, L.L.C. (DE)                              El Paso Merchant Energy Company                                  100
Gemstone Administracao Ltda. (Brazil)                   EPED B Company                                                    99.99
                                                        El Paso Energy International do Brasil Ltda.                        .01
Gilberton Power Company (PA) (General Partnership)      Orion Power Partners                                (GP)          25
                                                        Unaffiliated Parties                                              75
Golden Power Acquisition, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                       100
Gulf States Gas Pipeline Company (DE)                   El Paso Field Services Holding Company                           100
Gulf States Pipeline Corporation (LA)                   Gulf States Gas Pipeline Company                                 100
Gulf States Transmission Corporation (LA)               Gulf States Pipeline Corporation                                 100
High Sierra Limited (TX)                                Sierra Cogen, L.L.C.                                (GP)          25
                                                        WCAC-HS Investment, L.P.                            (LP)          25
Hungary Power Holdings B.V. (Netherlands)               EPIC Energy Hungary B.V.                                         100
Inter Power/AhlCon Partners                             Capricorn Power Partners                            (LP)          26.5
                                                        Unaffiliated Parties                                              73.5
Interenergy Company (Cayman Islands)                    EPED B Company                                                   100
Inversiones EPEC Gas (Chile) Limitada (Chile)           EPEC Gas Chile Corporation                                        99.99
                                                        El Paso Latin America Inc.                                          .01
Jedi Bayonne GP, L.L.C. (DE)                            East Coast Power, L.L.C.                                         100
Jedi Camden GP, L.L.C. (DE)                             East Coast Power, L.L.C.                                         100
Jedi Camden LP, L.L.C. (DE)                             East Coast Power, L.L.C.                                         100
Jedi Linden GP, L.L.C.                                  Jedi Linden NB, L.L.C.                                           100
Jedi Linden LP, L.L.C.                                  Jedi Linden NB, L.L.C.                                           100
Jedi Linden NB, L.L.C. (DE)                             East Coast Power, L.L.C.                                         100
Juniper Generation II, L.L.C. (DE)                      Mesquite Investors, L.L.C.                                       100
Juniper Generation, L.L.C. (DE)                         Mesquite Investors, L.L.C.                                        51%
                                                        Unaffiliated Parties                                              49%
Kern County Cogen, L.L.C. (DE)                          Juniper Generation, L.L.C.                                       100
Kern Front Investment, L.P. (TX)                        Kern County Cogen, L.L.C.                           (GP)          99
                                                        Cogen Poso Creek, L.L.C.                            (LP)           1
Kern Front Limited (TX)                                 Kern County Cogen, L.L.C.                           (GP)          25
                                                        Kern Front Investment, L.P.                         (LP)          25
                                                        Unaffiliated Parties                                (GP)          50
Keystone Trading, L.L.C. (DE)                           El Paso Merchant Energy, L.P.                                    100
KLT Power (Asia) (Cayman Islands)                       KLT Power Inc.                                                   100
KLT Power (Bermuda) Ltd. (Bermuda)                      KLT Power Inc.                                                   100
KLT Power Inc. (MO)                                     EPED Holding Company                                             100
KLT Power Latin America (Cayman Islands)                KLT Power Inc.                                                   100
Korea Independent Energy Corporation (Korea)            El Paso Korea Holdings Limited                                    50
                                                        Unaffiliated Parties                                              50
Latin America Capital L.L.C. (Cayman Islands)           EPED Aguaytia Company                                             27.5
                                                        The Maple Gas Development Corporation                             16.96
                                                        Unaffiliated Parties                                              55.54
Lee Power Partners, L.L.C. (DE)                         Mesquite Investors, L.L.C.                                        50
                                                        Unaffiliated Parties                                              50
Liberty View Power L.L.C. (DE)                          Newark Bay Holding Company, L.L.C.                               100
Limestone Electron, Inc.                                Limestone Electron Trust                                         100
Linden Cogeneration Facility (QF NJ)                    Cogen Technologies Linden Venture, LP                            100

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

Live Oak Cogen, L.L.C. (DE)                             Juniper Generation, L.L.C.                                       100
Live Oak Limited (TX)                                   Live Oak Cogen, L.L.C.                              (GP)           2
                                                        Brea Canyon CoGen, L.L.C.                           (LP)          98
Macae 2000 Energia Ltda. (Brazil)                       El Paso Energy International do Brasil Ltda.                      99.9
                                                        Unaffiliated Parties                                                .1
Manatee Energy Center, L.L.C.                           Mesquite Investors, L.L.C.                                       100
Marchwood Energy Ltd. (Scotland)                        El Paso Marchwood Company                                        100
MASSPOWER (MA G.P.)                                     Masspower L.L.C.                                                  30
                                                        EPEC Independent Power I Company                                  17.5
                                                        Springfield Generating Company, LLC                               17.5
                                                        Unaffiliated Parties                                              35
Masspower, L.L.C. (DE)                                  Mesquite Investors, L.L.C.                                        51
                                                        Unaffiliated Parties                                              49
Matra Powerplant Holding B.V. (Netherlands)             El Paso Kladno B.V.                                               20
                                                        Unaffiliated Parties                                              80
McKittrick Limited                                      CC Cogen, L.L.C.                                                  50
                                                        CC Cogeneration, L.L.C.                                           50
Meizhou Wan Generating Company, LTD.                    El Paso Meizhou Wan Holding Company                               35.53
(Cayman Islands)                                        Unaffiliated Parties                                              64.47
Meriden Power Company, L.L.C. (DE)                      El Paso Meriden Power I Company                                    5
                                                        El Paso Meriden Power II Company                                  90
                                                        Unaffiliated Parties                                               5
Mesquite Colorado Holdco, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                       100
Mesquite Investors, L.L.C. (DE)                         Chaparral Investors, L.L.C.                                      100
Mesquite New York Power, L.L.C. (DE)                    Mesquite Investors, L.L.C.                                        99
                                                        Fulton Cogeneration Associates, L.P.                               1
Mesquite Prime Holdings, L.L.C. (DE)                    Mesquite Investors, L.L.C.                                       100
Mid-Georgia Cogen L.P. (DE LP)                          El Paso Merchant Energy North America Company                     50
                                                        Unaffiliated Parties                                              50
Milennium Energy LLC                                    El Paso Golden Power, L.L.C.                                      45
                                                        Unaffiliated Parties                                              55
Milford Power Company, L.L.C. (DE)                      El Paso Milford Power I Company, L.L.C.                           70
                                                        El Paso Merchant Energy North America Company                     25
                                                        Unaffiliated Parties                                               5
Mohawk River Funding I, L.L.C. (DE)                     Mesquite Investors, L.L.C.                                       100
Mohawk River Funding II, L.L.C. (DE)                    Mesquite Investors, L.L.C.                                       100
Mohawk River Funding III, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                       100
Mont Belvieu Land Company (DE)                          Tennessee Gas Pipeline Company                                   100
Morgan Generation Company, L.L.C. (DE)                  Mesquite Investors, L.L.C.                                       100
Mountain Creek Joint Venture (TX J.V.)                  El Paso Energy Intrastate Company                                 50
                                                        Unaffiliated Parties                                              50
MPAC, L.L.C.                                            EnCap Energy Advisors, L.L.C.                                    100
Mt. Poso Cogen. Company                                 Polaris Power Partners                              (GP)          39.105
                                                        Polaris Power Company, L.L.C.                       (GP)            .395
                                                        Unaffiliated Parties                                              60.5
NBCP Urban Renewal Corporation                          Newark Bay Cogeneration Partnership, L.P.                        100
NBCP Urban Renewal Partnership                          NBCP Urban Renewal Corporation                                     1
                                                        Newark Bay Cogeneration Partnership, L.P.                         99
NEPC Consortium Power Ltd. (Bangladesh)                 El Paso Haripur Holding ApS                                       49.99998
                                                        Unaffiliated Parties                                              50
                                                        Note: a very small percentage is owned by 3
                                                              El Paso Employees                                             .00002
Nevada Cogeneration Associates #1 (UT GP)               Bonneville Nevada Corporation                                     50
                                                        Unaffiliated Parties                                              50
Nevada Cogeneration Associates #3 (UT GP)               Bonneville Las Vegas Corporation                                  50
                                                        Unaffiliated Parties                                              50

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

New Midwestern Inc. (DE)                                El Paso NMI Holding, L.L.C.                                      100
Newark Bay Cogeneration Partnership, L.P. (NJ LP)       Newark Bay Holding Company, L.L.C.                                98
                                                        Liberty View Power L.L.C.                                          2
Newark Bay Holding Company L.L.C. (DE)                  Mesquite Investors, L.L.C.                                       100
Noric Holdings II, L.L.C. (DE)                          EPEC Realty, Inc.                                                100
NR Gibraltar (Gibraltar)                                Enfield Holdings B.V.                                            100
Oil Casualty Insurance Ltd. (Bermuda)                   El Paso Tennessee Pipeline Co.                                     8.14
                                                        Unaffiliated Parties                                              91.86
Orange Acquisition, Inc. (DE)                           El Paso Energy International Company                             100
Orange Cogeneration Funding Corp. (DE)                  Orange Cogeneration Limited Partnership                          100
Orange Cogeneration GP II, Inc. (DE)                    El Paso Energy International Company                              50
                                                        Unaffiliated Parties                                              50
Orange Cogeneration GP, Inc. (DE)                       Orange Cogeneration GP II, Inc.                                  100
Orange Cogeneration Limited Partnership (DE L.P.)       Orange Acquisition, Inc. L.P.                                     49.5
                                                        Unaffiliated Parties                                              49.5
                                                        Orange Cogeneration GP, Inc.                                       1
Orange Service Company, L.L.C. (New Jersey)             East Coast Power, L.L.C.                                         100
Orion Power Company, L.L.C.                             El Paso Golden Power, L.L.C.                                     100
Orion Power Partners                                    Orion Power Company, L.L.C.                         (GP)           8
                                                        El Paso Golden Power, L.L.C.                        (LP)          32
                                                        Unaffiliated Parties                                              60
Orlando CoGen (I), Inc. (DE)                            Orlando Power Holdings, L.L.C.                                   100
Orlando CoGen (II), L.L.C. (DE)                         Orlando Power Holdings, L.L.C.                                   100
Orlando CoGen Fuel, L.L.C. (DE)                         Orlando Power Holdings, L.L.C.                                   100
Orlando CoGen Limited, L.P. (DE)                        Orlando CoGen (I), Inc.                             (GP)            .1
                                                        Orlando Power Holdings, L.L.C.                      (GP)            .9
                                                        Orlando Power Holdings, L.L.C.                      (LP)          49
                                                        Unaffiliated Parties                                (LP)          49
                                                        Unaffiliated Parties                                (GP)           1
Orlando Power Holdings, L.L.C. (DE)                     Mesquite Investors, L.L.C.                                       100
Pampanga Energy Ventures, Inc. (Philippines)            East Asia Transmission and Distribution Corporation               42.84
                                                        Unaffiliated Parties                                              57.16
Pantellas Corporation                                   El Paso Energy Service Company                                     3
                                                        Unaffiliated Parties                                              97
Panther Creek Holdings, Inc.                            El Paso Golden Power, L.L.C.                                      50
                                                        Unaffiliated Parties                                              50
Panther Creek Partners (General Partnership)            Pegasus Power Partners                              (GP)          50
                                                        CD Panther Partners, L.P.                           (GP)          50
Pasotronicas, S.A. de C.V. (Mexico)                     El Paso Energia Mexico, S.A. de C.V.                              50
                                                        Unaffiliated Parties                                              50
Pawtucket Power Associates Limited Partnership (MA)     Pawtucket Power Holding Company, L.L.C.                           99
                                                        Pawtucket Power Generation, L.L.C.                                 1
Pawtucket Power Generation, L.L.C. (DE)                 Pawtucket Power Holding Company, L.L.C.                          100
Pawtucket Power Holding Company, L.L.C. (DE)            Mesquite Investors, L.L.C.                                       100
Pegasus Power Company, Inc.                             Panther Creek Holdings, Inc.                                     100
Pegasus Power Partners                                  Pegasus Power Company, Inc.                         (GP)           1
                                                        El Paso Golden Power, L.L.C.                        (LP)          99
Peridot Finance S.a.r.l. (Luxemburg)                    Diamond Power Holding, L.L.C.                                    100
Peru Energy Holdings (Cayman Islands)                   EPED Aguaytia Company                                            100
Peru Energy Holdings L.L.C. (DE)                        Aguaytia Energy L.L.C.                                            99
                                                        Peru Energy Holdings                                               1
Polaris Power Company, L.L.C. (CA)                      El Paso Golden Power, L.L.C.                                     100
Polaris Power Partners (CA)                             Polaris Power Company, L.L.C.                       (GP)           8
                                                        El Paso Golden Power, L.L.C.                        (LP)          32
                                                        Unaffiliated Parties                                              60

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

Polk Power GP II, Inc. (DE)                             El Paso Energy International Company                              50
                                                        Unaffiliated Parties                                              50
Polk Power GP, Inc. (DE)                                Polk Power GP II, Inc.                                           100
Polk Power Partners, L.P. (DE L.P.)                     EPEC MLP Inc.                                       (LP)          45.75
                                                        Polk Power GP, Inc.                                 (GP)           1.00
                                                        Unaffiliated Parties                                              53.25
Poquonock River Funding, L.L.C. (DE)                    Mesquite Investors, L.L.C.                                        50
                                                        El Paso Merchant Energy North America Company                     50
Portland Natural Gas Transmission System (ME) (G.P.)    El Paso Energy Portland Corporation                               17.8
                                                        Unaffiliated Parties                                              82.2
PT Energi Sengkang (Indonesia)                          Sulawesi Energy Pty. Limited                                      95
                                                        Unaffiliated Parties                                               5
Rondonia Power Company (Cayman Islands)                 El Paso Rondonia Power Company                                    50
                                                        Unafiliated Parties                                               50
S.K. Petroleum Company (DE)                             El Paso Energy International Company                             100
Sabine River Investors II L.L.C. (DE)                   EPEC Deepwater Gathering Company                                 100
Sabine River Investors III, L.L.C. (DE)                 Tennessee Gas Pipeline Company                                   100
Samalayuca Holding Partnership (DE G.P.)                EPIC Samalayuca A, L.L. C.                                        25
                                                        Unaffiliated Parties                                              75
Samalayuca II Management L.L.C. (DE)                    EPED SAM Holdings Company                                         50
                                                        Unaffiliated Parties                                              50
Samalayuca II Management, S. de R.L. de C.V. (Mexico)   Samalayuca II Management L.L.C.                                   98
                                                        EPED SAM Holdings Company                                          1
                                                        Unaffiliated Parties                                               1
Samalayuca Trust (Mexico)                               Compania Samalayuca I, S.A. de C.V.                              100
San Joaquin Cogen Limited (TX)                          San Joaquin Cogen, L.L.C.                           (GP)           1
                                                        WCAC Cogen California, L.L.C.                       (LP)          99
San Joaquin Cogen, L.L.C. (DE)                          WCAC Cogen California L.L.C.                                     100
Sandbar Petroleum Company (DE)                          El Paso Energy International Company                             100
Sandy Creek Power, L.L.C. (DE)                          Juniper Generation, L.L.C.                                       100
Seminole Gas Marketing (DE)                             El Paso Merchant Energy, L.P.                                     50
                                                        Unaffiliated Parties                                              50
Servicios El Paso S.R.L. (Argentina)                    Agua del Cajon (Cayman Islands) Company                           99.9
                                                        Unaffiliated Parties                                               0.1
Shady Hills Holding Company, L.L.C. (DE)                Mesquite Investors, L.L.C.                                       100
Sierra Cogen, L.L.C. (DE)                               Juniper Generation, L.L.C.                                       100
Sierra South Texas Partners, L.P. (TX)                  EnCap Investments, L.L.C.                                          4
                                                        Unaffiliated Parties                                              96
SJC Cogen, L.L.C. (DE)                                  Juniper Generation, L.L.C.                                       100
SJC/CNGE Chalk Cliff Investors Ltd. (TX)                SJC Cogen, L.L.C.                                   (GP)          45
                                                        Sandy Creek Power, L.L.C.                           (LP)          55
Sonat Public Service Company L.L.C. (DE)                El Paso Merchant Energy North America Company                     50
                                                        Unaffiliated Parties                                              50
Spelapco Distribution (Philippines)                     East Asia Transmission and Distribution Corporation              100
Springfield Generating Company, LLC (DE)                Mesquite Investors, L.L.C.                                       100
Stone & Webster Sonat Energy Resources LLC (DE)         El Paso Merchant Energy, L.P.                                     50
                                                        Unaffiliated Parties                                              50
Sulawesi Energy Pty Limited (Australia)                 Ventures Holdings Pty. Limited                                    50
                                                        Unaffiliated Parties                                              50
Sunrise Power Company Inc. (Philippines)                East Asia Diesel Power Corporation                                66.67
                                                        Unaffiliated Parties                                              33.33
Taixing Huangqiao Pacific Power Company Limited
(Republic of China)                                     Asia Pacific Power & Light Company, Ltd.                          51
                                                        Unaffiliated Parties                                              49
TCN Energia Ltda. (Brazil)                              El Paso Energy Cayger I Company                                   99.99
                                                        Unaffiliated Parties                                               0.01

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

Teco Gas Gathering, L.L.C. (DE)                         El Paso Field Services, L.P.                                     100
Teco Gas Marketing, L.L.C. (DE)                         El Paso Field Services Holding Company                           100
Teco Gas Processing, L.L.C. (DE)                        El Paso Field Services Holding Company                           100
Tennessee Gas Pipeline Company (DE)                     El Paso Tennessee Pipeline Co.                                   100
Tennessee Storage Company (DE)                          Sabine River Investors III, L.L.C.                               100
Termo Norte Energia Ltda. (Brazil)                      Rondonia Power Company                                            99.99981
                                                        El Paso Energy International do Brasil Ltda.                       0.00009
                                                        Unaffiliated Parties                                               0.00009
TEVCO/Mission Bayonne Partnership (DE GP)               TM Bayonne Inc.                                                   50
                                                        Bergen Point Energy Company, L.L.C.                               50
The Maple Gas Development Corporation                   EPIC Aguaytia Maple Company                                       13.1
(Cayman Islands)                                        Unaffiliated Parties                                              86.9
The Western Market Center Joint Venture (WY J.V.)       EPEC Western Market Center Corporation                            50
                                                        Unaffiliated Parties                                              50
TM Bayonne Inc. (DE)                                    East Coast Power, L.L.C.                                         100
Topaz Power Ventures, L.L.C. (DE)                       EPED Holding Company                                             100
Transportadora Brasiliera Gasoduto Bolivia-Brazil S.A.  BBPP Holdings Ltda.                                               25
(Brazil)                                                Unaffiliated Parties                                              75
Triunion Energy  Inversiones (Chile) Limitada (Chile)   Triunion Energy Chile A Company                                    0.1
                                                        Triunion Energy Pacifico Company                                  99.9
Triunion Energy Chile A Company (Cayman Islands)        Triunion Energy Inversiones Company                              100
Triunion Energy Company (Cayman Islands)                CAPEX International Business Company                              38.4
                                                        EPED B Company                                                    23.2
                                                        Unaffiliated Parties                                              38.4
Triunion Energy Finance Pacifico Company                Triunion Energy Inversiones Company                              100
(Cayman Islands)
Triunion Energy Inversiones Company                     Triunion Energy Company                                          100
(Cayman Islands)
Triunion Energy Inversiones Pacifico (Chile) Limitada   Triunion Energy Pacifico Company                                   0.1
(Chile)                                                 Triunion Energy Inversiones (Chile) Limitada                      99.9
Triunion Energy Pacifico Company (Cayman Islands)       Triunion Energy Inversiones Company                              100
Trona Operating Partners, GP                            Aquarius Power Company, L.L.C.                      (GP)          50
                                                        Unaffiliated Parties                                              50
U.E.G. Araucaria Ltda. (Brazil)                         El Paso Empreendimentos e Participacoes Ltda.                     60
                                                        Unaffiliated Parties                                              40
Unicom Gas Services L.L.C. (DE)                         El Paso Merchant Energy, L.P.                                     50
                                                        Unaffiliated Parties                                              50
United Golden Gate Power Company, L.L.C. (DE)           Mesquite Investors, L.L.C.                                       100
Vail Trading, L.L.C. (DE)                               El Paso Merchant Energy, L.P.                                    100
Vandolah Holding Company, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                       100
Vandolah Power Company, L.L.C. (DE)                     Vandolah Holding Company, L.L.C.                                 100
VEN Energy Holding Company (Cayman Islands)             EPED B Company                                                   100
VEN Field Services Company (Cayman Islands)             EPED B Company                                                   100
Ventures Holdings Pty. Limited (Australia)              Galtee Limited                                                   100
Warwink Gathering & Treating Company (TX G.P.)          El Paso Energy Warwink I, L.L.C.
                                                        El Paso Energy
Warwink II, L.L.C.
WCAC Cogen California, L.L.C. (DE)                      Juniper Generation, L.L.C.                                       100
WCAC Corona Energy L.L.C. (DE)                          Juniper Generation, L.L.C.                                       100
WCAC Crockett, L.L.C. (DE)                              Juniper Generation, L.L.C.                                       100
WCAC Gas Services, L.L.C. (DE)                          Juniper Generation, L.L.C.                                       100
WCAC Holdings, Inc. (CA)                                El Paso Merchant Energy North America Company                    100
WCAC Operating Company California, L.L.C. (DE)          Juniper Generation, L.L.C.                                       100
WCAC-CC Investment, L.P. (TX)                           Double C-2 Cogen, L.L.C.                            (GP)          99
                                                        Cogen Poso Creek, L.L.C.                            (LP)           1

                                                                                                                    % OF
                    ENTITY NAME                                                OWNER                              OWNERSHIP
                    -----------                                                -----                              ---------

WCAC-HS Investment, L.P. (TX)                           Sierra Cogen, L.L.C.                                (GP)          99
                                                        Cogen Poso Creek, L.L.C.                            (LP)           1
West Campus Cogeneration Company (DE)                   El Paso Energy International Company                             100
West Georgia Generating Company, L.L.C (DE)             Mesquite Investors, L.L.C.                                       100
Wielkopolska Energia S.A. (Poland)                      EPEC Ventures Poland corporation                                  50
                                                        Unaffiliated Parties                                              50